UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

TILE SHOP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

EXPLANATORY NOTE

The contents of this Current Report on Form 8-K are substantively identical to the contents of the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2012. This Current Report on Form 8-K is being filed with the Securities and Exchange Commission to denote that it is filed pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 21, 2012, Tile Shop Holdings, Inc., a Delaware corporation (the “Company”) consummated the transactions contemplated pursuant to that certain Contribution and Merger Agreement (the “Contribution and Merger Agreement”), dated as of June 27, 2012, by and among JWC Acquisition Corp., a Delaware corporation (“JWCAC”), The Tile Shop, LLC, a Delaware limited liability company (“The Tile Shop”), ILTS, LLC, a Delaware limited liability company (“ILTS”), The Tile Shop, Inc., a Minnesota corporation (“TS Inc.”), JWTS, Inc., a Delaware corporation (“JWTS”) and each of the other members of The Tile Shop (together with TS Inc., JWTS and ILTS, the “Members”), Nabron International Inc., a Bahamas corporation (“Nabron,” and, together with the Members other than ILTS, the “Sellers”), the Company, Tile Shop Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of TS Holdings (“Merger Sub”), and Peter Jacullo, in his capacity as Sellers’ Representative (the “Sellers’ Representative”).

Pursuant to the Contribution and Merger Agreement, (i) the Sellers contributed, directly or indirectly, all of the membership interests in The Tile Shop to the Company in exchange for cash, promissory notes, and common stock, par value $0.0001 share (the “Common Stock”), of the Company and (ii) each share of common stock of JWCAC was exchanged for one share of the Company’s Common Stock (“collectively, the “Business Combination”). In connection with the Business Combination, TS Holdings acquired all of the outstanding equity securities of The Tile Shop and JWCAC. Prior to the consummation of the Business Combination, JWCAC redeemed 5,500,000 shares of its outstanding common stock.

Prior to the consummation of the Business Combination, members of JWC Acquisition, LLC purchased an aggregate of 425,594 shares of JWCAC common stock (“Public Shares”) in the open market for $10.00 per share, and members of The Tile Shop and a related person purchased an aggregate of 425,595 Public Shares in the open market for $10.00 per share. After giving effect to these purchases of Public Shares, the directors and executive officers of the Company as a group (ten individuals) beneficially own 17,864,750 shares or 39.5% of the outstanding shares of the Company’s Common Stock.

The joint proxy statement and prospectus mailed to the stockholders of JWCAC, forming a part of the Company’s Registration Statement on Form S-4 (File No. 333-182482) filed with the Securities and Exchange Commission on July 2, 2012, as amended (the “Registration Statement”), provides additional information about the Business Combination, the Company, The Tile Shop, and JWCAC. In addition, the foregoing description of the Business Combination is qualified in its entirety by reference to the full text of the Contribution and Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s press release, dated August 21, 2012, announcing the approval of the listing of the Company’s Common Stock on the NASDAQ Global Market and the consummation of the Business Combination, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

Effective upon the consummation of the Business Combination on August 21, 2012, Timothy C. Clayton was appointed Senior Vice President and Chief Financial Officer of the Company and will serve as the Company’s principal financial and accounting officer. Robert A. Rucker will continue to serve as the Company’s President and Chief Executive Officer.

A description of Mr. Clayton’s background and experience is contained in the Registration Statement in the section entitled “TS Holdings Management After the Business Combination — Management and Board of Directors ” and is incorporated herein by reference.

In connection with the Business Combination, the Company entered into offer letter agreements with each of its named executive officers, including Messrs. Rucker and Clayton, setting forth the terms and conditions of each such individual’s respective employment effective upon consummation of the Business Combination. A description of the offer letter agreement is contained in the Registration Statement in the section entitled “Proposal To Be Considered By JWCAC Stockholders — The Contribution and Merger Agreement — Offer Letter Agreements ” and is incorporated herein by reference.

In addition, effective upon the consummation of the Business Combination, the Company adopted the Tile Shop Holdings, Inc. 2012 Equity Award Plan (the “2012 Plan”) and made initial grants of stock options or restricted common stock to each of its named executive officers pursuant thereto. A description of the 2012 Plan and the grants to made pursuant thereto as well as additional disclosure regarding the Company’s executive compensation program is contained in the Registration Statement in the section entitled “Compensation Discussion and Analysis — Executive Compensation Program Components” and is incorporated herein by reference.

Election of Directors

Effective upon the consummation of the Business Combination, each of William Watts, Peter Jacullo, Todd Krasnow, Peter Kamin, and Adam Suttin was elected to serve on the Company’s board of directors. Mr. Rucker will continue to serve on the Company’s board of directors following the consummation of the Business Combination.

Messrs. Jacullo and Suttin will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholders meeting in 2013, Messrs. Kamin and Krasnow will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholders meeting in 2014, and Messrs. Rucker and Watts will serve in the class of directors whose term will expire immediately prior to the Company’s annual stockholders meeting in 2015.

Mr. Watts will serve as chairman of the Company’s board of directors and as a member of the Company’s compensation committee, Mr. Jacullo will serve as a member of the Company’s audit and compensation committees, Mr. Krasnow will serve as chairman of the Company’s compensation and nominating and corporate governance committees, Mr. Kamin will serve as chairman of the Company’s audit committee and as a member of the Company’s nominating and corporate governance committee, and Mr. Suttin will serve as a member of the Company’s audit committee.

A description of the compensation payable to the Company’s non-employee directors is contained in the Registration Statement in the section entitled “TS Holdings Management After the Business Combination – Director Compensation” and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the Business Combination and by operation of Rule 13g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is a successor issuer to JWCAC. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Other Events

The financial statements of JWCAC and The Tile Shop are incorporated herein by reference to the Consolidated Financial Statements contained on pages F-2 through F-31 and pages F-32 through F-55, respectively, of the Registration Statement.

The pro forma financial information for the Business Combination is incorporated herein by reference to the section of the Registration Statement entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Exhibits

Exhibit Number	Description
2.1(1)	Contribution and Merger Agreement, dated June 27, 2012, by and among JWC Acquisition Corp., The Tile Shop, LLC, members of The Tile Shop, LLC, Nabron International, Inc., Tile Shop Holdings, Inc., Tile Shop Merger Sub, Inc., and Sellers’ Representative
99.1	Press Release, dated August 21, 2012

(1)	Filed as the same number exhibit to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 23, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on August 29, 2012.

TILE SHOP HOLDINGS, INC.

By:	/s/ Timothy C. Clayton
Name: Title:	Timothy C. Clayton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1(1)	Contribution and Merger Agreement, dated June 27, 2012, by and among JWC Acquisition Corp., The Tile Shop, LLC, members of The Tile Shop, LLC, Nabron International, Inc., Tile Shop Holdings, Inc., Tile Shop Merger Sub, Inc., and Sellers’ Representative
99.1	Press Release, dated August 21, 2012

(1)	Filed as the same number exhibit to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 23, 2012, and incorporated herein by reference.